UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 3, 2013

Date of Report
(Date of earliest event reported)

THE RYLAND GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-08029	52-0849948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3011 Townsgate Road, Suite 200, Westlake Village, California  91361-3027

                                                               (Address of Principal Executive Offices)                                        (ZIP Code)

Registrant’s telephone number, including area code: (805) 367-3800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 4, 2013, The Ryland Group, Inc. (the “Company”), announced in a press release that Pete Skelly, President of Ryland’s Homebuilding Operations Group, has been promoted to the position of Chief Operating Officer of the Company effective June 3, 2013. In his new position, Mr. Skelly will have responsibility for all of the Company’s homebuilding operations throughout the country. The press release is attached as Exhibit 99 and the information in the release is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits

(d)  Exhibits

99                                  Press release dated June 4, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RYLAND GROUP, INC.

Date: June 7, 2013	By:	/s/ Timothy J. Geckle
Timothy J. Geckle

Senior Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99	Press release dated June 4, 2013.